Principal Funds, Inc.
Supplement dated December 13, 2019
to the Statement of Additional Information dated December 31, 2018 as amended and restated on June 12, 2019
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
In the Committee and Independent Board Members table add the following Board Members alphabetically to the Nominating and Governance Committee members listed:
Leroy Barnes
Fritz Hirsch

BROKERAGE ALLOCATION AND OTHER PRACTICES
In the Allocation of Trades section, in the second set of bullet points, delete the last two bullet points and replace with the following:

•	PGI provides ongoing oversight of the funds' investments to monitor adherence to their investment program.